UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-5021

Dreyfus Premier Short-Intermediate Municipal Bond Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	3/31/14

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus
Short-Intermediate
Municipal Bond Fund

ANNUAL REPORT March 31, 2014

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
23	Statement of Assets and Liabilities
24	Statement of Operations
25	Statement of Changes in Net Assets
27	Financial Highlights
31	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Important Tax Information
41	Proxy Results
42	Board Members Information
45	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Short-Intermediate
Municipal Bond Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

This annual report for Dreyfus Short-Intermediate Municipal Bond Fund covers the 12-month period from April 1, 2013, through March 31, 2014. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

In the wake of heightened market volatility over the first half of the reporting period, municipal bonds generally stabilized over the second half, enabling them to post modestly positive total returns, on average, for the reporting period. Although concerns regarding a shift to a more moderately accommodative monetary policy initially roiled fixed income markets, investors later took the Federal Reserve Board’s actions in stride. Moreover, investor demand rebounded while the supply of newly issued securities ebbed, and most states and municipalities saw improved credit conditions in the recovering U.S. economy.

We remain cautiously optimistic regarding the municipal bond market’s prospects over the months ahead.We expect the domestic economy to continue to strengthen over the next year, which could support higher tax revenues for most states and municipalities.We also anticipate rising demand for a limited supply of securities as more income-oriented investors seek the tax advantages of municipal bonds. However, municipal bonds could prove sensitive to rising long-term interest rates as the economic recovery gains additional traction.As always, we encourage you to discuss our observations with your financial advisor to assess their potential impact on your investments.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
April 15, 2014

DISCUSSION OF FUND PERFORMANCE

For the period of April 1, 2013, through March 31, 2014, as provided by Thomas Casey and Jeffrey Burger, Primary Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended March 31, 2014, Dreyfus Short-Intermediate Municipal Bond Fund’s Class A shares produced a total return of 0.43%, Class D shares returned 0.58%, and Class I shares returned 0.60%. Between their inception on July 1, 2013, and March 31, 2014, the fund’s Class Y shares returned 1.53%.1 In comparison, the fund’s benchmark, the Barclays 3-Year Municipal Bond Index (the “Index”), produced a total return of 1.09% for the 12-month reporting period.2

Despite heightened market volatility early in the reporting period, municipal bonds fared relatively well as investor demand rebounded and credit conditions improved. The fund lagged its benchmark, mainly due to overweighted exposure to high-quality AAA-rated securities and an underweighted position in lower quality BBB-rated bonds.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal personal income tax.The fund invests only in municipal bonds rated investment grade or the unrated equivalent as determined by Dreyfus at the time of investment.The fund invests primarily in municipal bonds with remaining maturities of five years or less and generally maintains a dollar-weighted average portfolio maturity of two to three years.

The portfolio managers focus on identifying undervalued sectors and securities, and minimizing the use of interest rate forecasting. The portfolio managers select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. They also actively trade among various sectors, such as pre-refunded, general obligation, and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Municipal Bonds Rebounded from Weakness

Over the reporting period’s first half, municipal bonds generally struggled with rising long-term interest rates in anticipation of accelerating economic growth and a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The market generally stabilized over the fourth quarter of 2013, and the first three months of 2014 witnessed a market recovery after the Fed began to taper its quantitative easing program. Greater investor confidence sparked rising demand for higher yielding securities as investors sought to reinvest interest payments in municipal bonds with higher coupon rates. Meanwhile, the supply of newly issued municipal bonds declined due to less refinancing activity in the rising interest rate environment.

The economic rebound resulted in better underlying credit conditions for most issuers, as improving tax revenues and reduced spending enabled many states to balance their budgets and replenish reserves. However, credit concerns lingered with regard to the fiscal problems of two major issuers:The City of Detroit filed for bankruptcy protection during the summer of 2013, and in September, municipal bonds issued by Puerto Rico lost value after media reports detailed the U.S. territory’s economic challenges.

As expected, these developments had a greater impact on longer term municipal bonds than on those with shorter maturities.

Emphasis on Quality Dampened Relative Performance

The fund’s relative performance during the reporting period was undermined to a degree by an emphasis on AAA-rated municipal bonds, which occupy the highest credit rating tier, and a correspondingly light position in BBB-rated securities at the lower end of the investment-grade spectrum.We established this position in response to narrow yield differences across the market’s credit-quality range. Underweighted exposure to AA-rated municipal bonds also proved mildly counterproductive.

The fund achieved better relative results from our security selection strategy. Overweighted positions in municipal bonds backed by airports and the states’ settlement of litigation with U.S. tobacco companies added value, as did underweighted exposure to lower yielding escrowed bonds.

Our bias in favor of bonds with three- to five-year maturities also helped support the fund’s relative performance. However, we maintained the fund’s average duration in a range that was roughly in line with market averages, and our duration stance had little material influence on relative performance over the reporting period.

Staying Focused on Quality

While we have been encouraged by evidence that investors are returning their focus to market and issuer fundamentals, we have grown more cautious regarding the municipal bond market in the wake of recent gains. Moreover, we remain watchful for stronger-than-expected economic data, which could drive longer term interest rates higher and cause yield differences to widen along the market’s maturity spectrum. Therefore, we have continued to emphasize higher-quality municipal bonds with three- to five-year maturities, which we believe are likely to experience muted volatility while generating competitive levels of current income.

April 15, 2014

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest rate changes, and rate increases can cause price declines.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares. Had this charge been reflected, returns would have been lower. Class D, I andY shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.The total return figures presented for ClassY shares of the fund reflect the performance since 7/1/13 (the inception date for ClassY shares). Return figures provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an agreement in effect until August 1, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Barclays 3-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Index returns do not reflect the fees and expenses associated with operating a mutual fund.
Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

†	Source: Lipper Inc.
††	The total return figures presented for Class A shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.
The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 12/15/08 (the inception date for Class I shares).
The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class D shares for the period prior to 7/1/13 (the inception date for ClassY shares).

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class D, Class I and ClassY shares of
Dreyfus Short-Intermediate Municipal Bond Fund on 3/31/04 to a $10,000 investment made in the Barclays 3-Year
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
On April 18, 2013, the Board authorized the fund to offer ClassY shares, as a new class of shares, to certain investors, including certain institutional investors. On July 1, 2013, ClassY shares were offered at net asset value and are not subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.
The fund invests primarily in short-intermediate term municipal securities and maintains a portfolio with a weighted average maturity ranging between 2 and 3 years.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The
Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 3-year tax-exempt bond market, consisting of municipal bonds with maturities of 2-4 years. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 3/31/14

	Inception
	Date	1 Year	5 Years		10 Years
Class A shares
with maximum sales charge (2.5%)	8/3/09	–2.09%	1.70	%†	2.16	%†
without sales charge	8/3/09	0.43%	2.22	%†	2.42	%†
Class D shares	4/30/87	0.58%	2.36%		2.49%
Class I shares	12/15/08	0.60%	2.45%		2.55	%†
Class Y shares	7/1/13	0.72%†	2.39	%†	2.50	%†
Barclays 3-Year
Municipal Bond Index		1.09%	2.43%		2.97%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The total return performance figures presented for Class A shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to 8/3/09 (the inception date for Class A shares), adjusted to reflect the applicable sales load for this share class.
The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class
D shares for the period prior to 12/15/08 (the inception date for Class I shares).
The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class D shares for the period prior to 7/1/13 (the inception date for ClassY shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Municipal Bond Fund from October 1, 2013 to March 31, 2014. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended March 31, 2014

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.70	$2.95	$2.45	$2.50
Ending value (after expenses)	$1,007.50	$1,008.20	$1,008.70	$1,009.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended March 31, 2014

	Class A	Class D	Class I	Class Y
Expenses paid per $1,000†	$3.73	$2.97	$2.47	$2.52
Ending value (after expenses)	$1,021.24	$1,021.99	$1,022.49	$1,022.44

† Expenses are equal to the fund’s annualized expense ratio of .74% for Class A, .59% for Class D, .49% for Class I
and .50% for ClassY, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
March 31, 2014

Long-Term Municipal	Coupon	Maturity	Principal
Investments—98.2%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—.8%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	5/1/16	2,500,000	2,738,075
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	12/1/16	1,000,000	1,119,040
Arizona—2.0%
Phoenix Civic Improvement
Corporation, Junior Lien
Wastewater System Revenue	5.00	7/1/18	3,150,000	3,653,685
Phoenix Civic Improvement
Corporation, Transit Excise
Tax Revenue (Light Rail Project)	5.00	7/1/17	3,000,000	3,395,640
Pima County,
Sewer System
Revenue Obligations	5.00	7/1/16	2,000,000	2,204,660
California—4.4%
California,
GO (Various Purpose)	5.00	12/1/19	3,105,000	3,666,260
California State Public Works
Board, LR (Judicial Council of
California) (Various Judicial
Council Projects)	5.00	12/1/15	7,335,000	7,905,296
California State Public Works
Board, LR (Various
Capital Projects)	4.00	10/1/16	2,000,000	2,171,860
Modesto Irrigation District,
Electric System Revenue	5.00	7/1/16	2,250,000	2,482,920
North Natomas Community
Facilities District Number 4,
Special Tax Bonds	5.00	9/1/17	1,430,000	1,584,683
Southern California Public Power
Authority, Transmission
Project Subordinate Revenue
(Southern Transmission Project)	4.00	7/1/16	2,000,000	2,161,340
Stockton Unified School District,
GO	3.00	7/1/14	700,000	704,179

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Colorado—1.2%
City and County of Denver,
Airport System Revenue	5.00	11/15/16	1,000,000		1,113,470
City and County of Denver,
Airport System
Subordinate Revenue	5.00	11/15/18	1,180,000		1,356,493
Colorado Educational and Cultural
Facilities Authority, Revenue
(Johnson and Wales
University Project)	5.00	4/1/18	2,000,000		2,247,180
Jefferson County School District
Number R-1, GO	3.00	12/15/16	1,000,000		1,065,220
Connecticut—2.7%
Connecticut,
GO	5.00	10/15/17	4,000,000		4,568,000
Connecticut,
Special Tax Obligation
Revenue (Transportation
Infrastructure Purposes)	5.00	12/1/15	7,500,000		8,098,425
District of Columbia—.3%
District of Columbia
Income Tax Secured Revenue	5.00	12/1/16	1,200,000		1,343,196
Florida—9.2%
Broward County School Board,
COP (Master Purchase Agreement)	5.00	7/1/16	1,500,000		1,637,895
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/17	5,000,000		5,592,400
Citizens Property Insurance
Corporation, Personal Lines
Account/Commercial Lines
Account Senior Secured Revenue	5.00	6/1/19	5,000,000		5,703,200
Citrus County,
PCR (Florida Power Corporation
Project) (Insured; XLCA)	0.31	1/1/18	6,550,000	[a]	6,288,000
Florida Board of Education,
Public Education Capital
Outlay Bonds	5.00	6/1/18	3,425,000		3,969,506
Florida Department of
Transportation, Turnpike Revenue	5.00	7/1/17	4,365,000		4,951,176

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Higher Educational Facilities
Financing Authority, Revenue
(The University of Tampa Project)	4.00	4/1/16	1,250,000	1,313,250
Jacksonville Electric Authority,
Electric System Revenue	5.00	10/1/16	1,920,000	2,133,869
Kissimmee Utility Authority,
Electric System Revenue	4.00	10/1/15	1,850,000	1,946,200
Lakeland,
Energy System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	10/1/15	3,150,000	3,368,704
Miami-Dade County,
Aviation Revenue	4.00	10/1/17	3,725,000	4,060,622
Tampa,
Capital Improvement Cigarette
Tax Allocation Revenue (H. Lee
Moffitt Cancer Center Project)	4.00	9/1/17	1,055,000	1,155,236
Tampa Bay Water, A Regional Water
Supply Authority, Utility
System Revenue	5.00	10/1/15	1,080,000	1,157,684
Georgia—3.6%
Atlanta,
Water and Wastewater Revenue	5.00	11/1/16	4,950,000	5,519,795
Gwinnett County School District,
GO Sales Tax Bonds	4.00	10/1/16	5,000,000	5,441,400
Municipal Electric Authority of
Georgia, Revenue (Combined
Cycle Project)	5.00	11/1/16	2,500,000	2,782,525
Public Gas Partners, Inc.,
Gas Project Revenue (Gas
Supply Pool Number 1)	5.00	10/1/16	2,800,000	3,071,796
Illinois—10.6%
Chicago,
Customer Facility Charge
Senior Lien Revenue (Chicago
O’Hare International Airport)	5.00	1/1/18	1,105,000	1,234,981
Chicago,
General Airport Senior Lien
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/17	4,350,000	4,811,361

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois (continued)
Chicago,
General Airport Third Lien
Revenue (Chicago O’Hare
International Airport)
(Insured; National Public
Finance Guarantee Corp.)	5.25	1/1/16	3,575,000	3,861,643
Chicago,
GO (Project and
Refunding Series)	4.00	1/1/18	1,000,000	1,081,870
Chicago,
Passenger Facility Charge
Revenue (Chicago O’Hare
International Airport)	5.00	1/1/15	1,000,000	1,035,760
Illinois,
GO	5.00	1/1/15	2,665,000	2,757,609
Illinois,
GO	5.00	1/1/16	2,500,000	2,689,600
Illinois,
GO	5.00	7/1/17	5,000,000	5,572,350
Illinois,
Sales Tax Revenue (Build
Illinois Bonds)	4.00	6/15/16	2,750,000	2,961,942
Illinois,
Sales Tax Revenue (Build
Illinois Bonds)	5.00	6/15/17	5,570,000	6,292,373
Illinois,
Sales Tax Revenue
(Build Illinois Bonds)
(Insured; National
Public Finance
Guarantee Corp.)	5.75	6/15/18	2,930,000	3,441,344
Illinois Department of Employment
Security, Unemployment
Insurance Fund Building
Receipts Revenue	5.00	6/15/16	5,050,000	5,554,596
Illinois Finance Authority,
Revenue (The University of
Chicago Medical Center)	5.00	8/15/16	2,105,000	2,319,415
Kane County Forest Preserve
District, GO	4.00	12/15/16	6,000,000	6,510,060

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Indiana—2.3%
Indiana Finance Authority,
Environmental Facilities
Revenue (Indianapolis Power
and Light Company Project)	4.90	1/1/16	2,500,000	2,661,250
Indiana Finance Authority,
State Revolving Fund
Program Bonds	5.25	2/1/19	2,690,000	3,178,692
Indianapolis,
Thermal Energy System First
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	10/1/15	2,000,000	2,134,020
Rockport,
PCR (Indiana Michigan Power
Company Project)	6.25	6/2/14	3,000,000	3,029,100
Kansas—.3%
Kansas Turnpike Authority,
Turnpike Revenue	5.00	9/1/17	1,255,000	1,430,524
Louisiana—1.0%
Tobacco Settlement Financing
Corporation of Louisiana,
Tobacco Settlement
Asset-Backed Bonds	5.00	5/15/18	4,250,000	4,786,095
Maryland—1.8%
Baltimore Mayor and City Council,
Consolidated Public
Improvement GO	5.00	10/15/16	1,500,000	1,671,405
Maryland Department of
Transportation, Consolidated
Transportation Revenue	5.00	6/1/16	6,000,000	6,596,820
Massachusetts—2.2%
Massachusetts,
GO (Consolidated Loan)	5.00	12/1/16	5,000,000	5,596,650
Massachusetts Development
Finance Agency, Revenue
(Tufts Medical Center Issue)	5.00	1/1/16	650,000	689,832
Massachusetts Municipal Wholesale
Electric Company, Power Supply
Project Revenue (Project
Number 6 Issue)	5.00	7/1/16	3,700,000	4,067,225

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Michigan—3.4%
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	7/1/14	3,125,000	3,134,500
Kent Hospital Finance Authority,
Revenue (Spectrum
Health System)	5.50	1/15/15	4,300,000	4,475,096
Michigan Finance Authority,
Clean Water Revolving
Fund Revenue	5.00	10/1/15	5,000,000	5,363,600
Michigan Finance Authority,
Revenue (School District of
the City of Detroit)	5.00	6/1/17	3,000,000	3,279,750
Minnesota—1.7%
Minnesota,
State General Fund
Appropriation Bonds	5.00	3/1/17	5,470,000	6,143,740
University of Minnesota Regents,
GO	5.00	12/1/16	1,520,000	1,701,883
Missouri—.7%
Springfield Public
Utilities Board, COP
(Lease/Purchase Agreement)	5.00	12/1/16	3,000,000	3,330,600
Nebraska—1.6%
Omaha Public Power District,
Electric System Revenue	5.00	2/1/16	3,770,000	4,088,980
Omaha Public Power District,
Electric System Revenue	5.00	2/1/19	3,150,000	3,680,712
Nevada—1.8%
Nevada,
Highway Revenue
(Motor Vehicle Fuel Tax)	4.00	12/1/17	5,000,000	5,567,650
Nevada,
Unemployment Compensation
Fund Special Revenue	5.00	6/1/18	2,500,000	2,870,325

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—.9%
New Jersey Health Care Facilities
Financing Authority,
Revenue (Holy Name
Medical Center Issue)	5.00	7/1/14	1,795,000		1,810,886
New Jersey Turnpike Authority,
Turnpike Revenue	0.61	1/1/18	2,500,000	[a]	2,501,100
New York—16.2%
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/16	5,000,000		5,576,350
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/16	1,000,000		1,115,270
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/18	1,000,000		1,163,870
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	11/15/15	2,645,000		2,850,755
New York City,
GO	5.00	8/1/18	6,500,000		7,496,645
New York City,
GO	5.00	8/1/19	5,750,000		6,738,425
New York City Health and
Hospitals Corporation,
Health System Revenue	5.00	2/15/15	2,000,000		2,083,480
New York City Industrial
Development Agency,
Senior Airport Facilities
Revenue (Transportation
Infrastructure Properties, LLC
Obligated Group)	5.00	7/1/17	2,000,000		2,179,580
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	11/1/16	5,000,000		5,571,450

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New York (continued)
New York City Transitional Finance
Authority, Future Tax Secured
Subordinate Revenue	5.00	5/1/17	5,000,000	5,640,250
New York City Transitional Finance
Authority, Revenue (New York
City Recovery)	5.00	11/1/17	6,050,000	6,926,766
New York State Dormitory
Authority, Revenue (Mount
Sinai School of Medicine of
New York University)	5.00	7/1/15	1,000,000	1,056,710
New York State Dormitory
Authority, Revenue (State
University of New York
Dormitory Facilities)	5.00	7/1/18	1,750,000	2,014,110
New York State Dormitory Authority,
School Districts Revenue
(Bond Financing Program)	5.00	10/1/16	2,825,000	3,115,862
New York State Dormitory Authority,
State Personal Income Tax
Revenue (General Purpose)	5.00	3/15/17	5,000,000	5,625,100
New York State Dormitory Authority,
State Personal Income Tax
Revenue (General Purpose)	5.00	2/15/19	2,500,000	2,917,300
New York State Thruway Authority,
General Revenue Junior
Indebtedness Obligations	5.00	5/1/19	3,000,000	3,476,220
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/16	5,000,000	5,455,600
Port Authority of New York and New
Jersey (Consolidated Bonds,
175th Series)	5.00	12/1/17	3,000,000	3,441,630
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	4.00	11/15/17	1,500,000	1,665,915
North Carolina—2.3%
North Carolina Municipal Power
Agency, Catawba Electric Revenue	4.00	1/1/18	4,480,000	4,942,918

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
North Carolina (continued)
Wake County,
GO (School Bonds)	5.00	2/1/17	5,100,000	5,720,160
Ohio—1.0%
Ohio,
Common Schools GO Bonds	5.00	3/15/17	4,000,000	4,498,320
Ohio State University,
General Receipts Bonds
(Escrowed to Maturity)	5.00	12/1/14	70,000	72,278
Oklahoma—.5%
Tulsa County Industrial Authority,
Educational Facilities Lease
Revenue (Broken Arrow Public
Schools Project)	4.00	9/1/15	2,100,000	2,208,360
Oregon—.4%
Oregon,
GO (State Property—
Various Projects)	5.00	5/1/16	1,750,000	1,917,422
Pennsylvania—5.8%
Adams County Industrial
Development Authority, Revenue
(Gettysburg College)	5.00	8/15/14	1,000,000	1,017,170
Allegheny County Airport
Authority, Airport Revenue
(Pittsburgh International
Airport) (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/16	3,750,000	4,001,063
Beaver County Hospital Authority,
Revenue (Heritage Valley
Health System, Inc.)	5.00	5/15/15	1,000,000	1,051,310
Pennsylvania,
GO	5.00	5/1/17	3,860,000	4,358,480
Pennsylvania Economic Development
Financing Authority, SWDR
(Waste Management, Inc. Project)	4.70	11/1/14	3,500,000	3,575,425
Pennsylvania Economic Development
Financing Authority, Unemployment
Compensation Revenue	5.00	7/1/17	10,835,000	12,308,777

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Philadelphia School District,
GO	5.00	9/1/15	1,200,000		1,272,456
Texas—8.5%
Copperas Cove Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/16	855,000		909,763
Copperas Cove Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee
Program) (Prerefunded)	5.00	8/15/15	395,000	[b]	420,884
Dallas and Fort Worth,
Joint Revenue (Dallas/Fort
Worth International Airport)	5.00	11/1/17	7,400,000		8,364,960
Dallas and Fort Worth,
Joint Revenue (Dallas/Fort
Worth International Airport)	5.00	11/1/18	1,000,000		1,155,290
Dallas Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	8/15/17	1,995,000		2,275,916
Fort Worth,
Water and Sewer System
Improvement Revenue	5.00	2/15/16	2,115,000		2,297,123
Houston,
Public Improvement GO	5.00	3/1/18	5,000,000		5,753,600
Houston Convention and
Entertainment Facilities
Department, Hotel Occupancy
Tax and Special Revenue	5.00	9/1/15	2,800,000		2,969,204
Lake Travis Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	4.00	2/15/18	4,640,000		5,165,526

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Love Field Airport Modernization
Corporation, Special Facilities
Revenue (Southwest
Airlines Company—Love Field
Modernization Program Project)	5.00	11/1/16	2,340,000	2,513,394
Lower Colorado River Authority,
Revenue (Escrowed to Maturity)	5.00	5/15/14	5,000	5,030
Lower Colorado River Authority,
Revenue (Escrowed to Maturity)	5.00	5/15/14	5,000	5,030
Lower Colorado River Authority,
Revenue (Escrowed to Maturity)	5.00	5/15/14	5,000	5,030
Sam Rayburn Municipal Power
Agency, Power Supply
System Revenue	5.00	10/1/16	1,000,000	1,096,550
Tarrant Regional Water District,
A Water Control and Improvement
District, Water Revenue	5.00	3/1/17	1,360,000	1,528,490
University of Houston System
Board of Regents,
Consolidated Revenue	5.00	2/15/16	4,415,000	4,795,176
Waco,
GO	4.00	2/1/16	1,000,000	1,064,070
Utah—1.6%
Intermountain Power Agency,
Subordinated Power
Supply Revenue	4.00	7/1/17	7,000,000	7,706,440
Virginia—2.0%
Virginia Commonwealth
Transportation Board, Federal
Transportation Grant
Anticipation Revenue Notes	5.00	9/15/16	3,195,000	3,548,559
Virginia Public School Authority,
School Technology and
Security Notes	5.00	4/15/18	5,000,000	5,770,800

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Washington—5.0%
Chelan County Public Utility
District Number 1,
Consolidated System Revenue	5.00	7/1/15	1,500,000	1,587,990
King County,
Sewer Revenue	5.00	1/1/16	5,000,000	5,404,800
Port of Seattle,
Limited Tax GO	5.00	12/1/15	1,050,000	1,132,803
Seattle,
Municipal Light and Power
Improvement Revenue	5.00	6/1/17	1,950,000	2,208,726
Tobacco Settlement Authority of
Washington, Tobbaco
Settlement Revenue	5.00	6/1/18	1,650,000	1,877,832
Washington,
GO (Various Purpose)	5.00	7/1/16	5,000,000	5,514,050
Washington,
GO (Various Purpose)	5.00	2/1/18	5,245,000	6,029,075
Wisconsin—.9%
Wisconsin,
GO	5.00	5/1/16	1,500,000	1,643,175
Wisconsin,
GO	5.00	5/1/18	2,410,000	2,784,490
U.S. Related—1.5%
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/14	2,300,000	2,295,262
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue (Insured; AMBAC)	5.50	7/1/14	5,000,000	5,015,750
Total Long-Term Municipal Investments
(cost $459,324,691)				463,488,434

Short-Term Municipal	Coupon	Maturity	Principal
Investments—1.4%	Rate (%)	Date	Amount ($)	Value ($)
Connecticut—.7%
Connecticut Health and Educational
Facilities Authority, Revenue
(Yale University Issue)	0.06	4/1/14	3,500,000 [c]	3,500,000
Michigan—.7%
Michigan Finance Authority,
State Aid Revenue Notes (School
District of the City of Detroit)	4.38	8/20/14	3,175,000	3,211,767
Total Short-Term Municipal Investments
(cost $6,675,000)				6,711,767

Total Investments (cost $465,999,691)			99.6%	470,200,201
Cash and Receivables (Net)			.4%	1,813,007
Net Assets			100.0%	472,013,208

a Variable rate security—interest rate subject to periodic change.
b This security is prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Variable rate demand note—rate shown is the interest rate in effect at March 31, 2014. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Transportation Services	18.3	City	3.3
Special Tax	14.0	Health Care	2.9
Education	12.1	Lease	2.1
Utility-Electric	10.5	Industrial	1.3
State/Territory	10.3	Prerefunded	.1
Utility-Water and Sewer	7.9	Other	13.2
County	3.6		99.6

†	Based on net assets.

The Fund 21

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		465,999,691 470,200,201
Cash				293,297
Interest receivable				5,872,107
Receivable for shares of Beneficial Interest subscribed				12,354
Prepaid expenses				39,000
			476,416,959
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				202,972
Payable for investment securities purchased				3,681,027
Payable for shares of Beneficial Interest redeemed				447,295
Accrued expenses				72,457
				4,403,751
Net Assets ($)			472,013,208
Composition of Net Assets ($):
Paid-in capital			466,989,995
Accumulated net realized gain (loss) on investments				822,703
Accumulated net unrealized appreciation
(depreciation) on investments				4,200,510
Net Assets ($)			472,013,208

Net Asset Value Per Share
	Class A	Class D	Class I	Class Y
Net Assets ($)	49,910,803	385,942,723	36,158,684	998
Shares Outstanding	3,824,220	29,577,885	2,770,416	76.45
Net Asset Value Per Share ($)	13.05	13.05	13.05	13.05

See notes to financial statements.

The Fund 23

STATEMENT OF OPERATIONS
Year Ended March 31, 2014

Investment Income ($):
Interest Income	7,948,956
Expenses:
Management fee—Note 3(a)	2,554,166
Distribution fees—Note 3(b)	421,774
Shareholder servicing costs—Note 3(c)	300,639
Professional fees	100,609
Registration fees	81,955
Trustees’ fees and expenses—Note 3(d)	43,799
Custodian fees—Note 3(c)	42,624
Prospectus and shareholders’ reports	31,314
Loan commitment fees—Note 2	4,613
Miscellaneous	52,926
Total Expenses	3,634,419
Less—reduction in expenses due to undertaking—Note 3(a)	(554,844)
Less—reduction in fees due to earnings credits—Note 3(c)	(229)
Net Expenses	3,079,346
Investment Income—Net	4,869,610
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,594,107
Net unrealized appreciation (depreciation) on investments	(6,317,655)
Net Realized and Unrealized Gain (Loss) on Investments	(2,723,548)
Net Increase in Net Assets Resulting from Operations	2,146,062

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,
	2014 [a]	2013
Operations ($):
Investment income—net	4,869,610	7,070,263
Net realized gain (loss) on investments	3,594,107	2,900,554
Net unrealized appreciation
(depreciation) on investments	(6,317,655)	(2,159,034)
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,146,062	7,811,783
Dividends to Shareholders from ($):
Investment income—net:
Class A	(493,768)	(597,402)
Class D	(4,103,590)	(5,927,069)
Class I	(309,979)	(498,724)
Class Y	(9)	—
Net realized gain on investments:
Class A	(507,717)	(296,007)
Class D	(3,580,425)	(2,545,690)
Class I	(235,946)	(210,684)
Class Y	(9)	—
Total Dividends	(9,231,443)	(10,075,576)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	34,196,464	38,348,942
Class D	111,679,891	162,111,063
Class I	24,088,649	30,610,934
Class Y	1,000	—
Dividends reinvested:
Class A	693,286	638,194
Class D	7,091,946	7,704,489
Class I	343,872	399,432
Cost of shares redeemed:
Class A	(46,004,442)	(23,900,702)
Class D	(203,790,036)	(180,060,115)
Class I	(18,153,720)	(31,944,165)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(89,853,090)	3,908,072
Total Increase (Decrease) in Net Assets	(96,938,471)	1,644,279
Net Assets ($):
Beginning of Period	568,951,679	567,307,400
End of Period	472,013,208	568,951,679
Undistributed investment income—net	—	49,738

The Fund 25

STATEMENT OF CHANGES IN NET ASSETS (continued)

		Year Ended March 31,
	2014 [a]	2013
Capital Share Transactions:
Class A
Shares sold	2,602,514	2,887,479
Shares issued for dividends reinvested	52,975	48,127
Shares redeemed	(3,508,013)	(1,799,739)
Net Increase (Decrease) in Shares Outstanding	(852,524)	1,135,867
Class D
Shares sold	8,509,132	12,212,380
Shares issued for dividends reinvested	541,819	581,001
Shares redeemed	(15,523,913)	(13,569,777)
Net Increase (Decrease) in Shares Outstanding	(6,472,962)	(776,396)
Class I
Shares sold	1,835,787	2,304,929
Shares issued for dividends reinvested	26,261	30,112
Shares redeemed	(1,382,275)	(2,411,176)
Net Increase (Decrease) in Shares Outstanding	479,773	(76,135)
Class Y
Shares sold	76.45	—

a Effective July 1, 2013, the fund commenced offering ClassY shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended March 31,
Class A Shares	2014	2013	2012	2011	2010	[a]
Per Share Data ($):
Net asset value, beginning of period	13.23	13.28	13.08	13.09	12.94
Investment Operations:
Investment income—net[b]	.11	.14	.19	.23	.14
Net realized and unrealized
gain (loss) on investments	(.06)	.02	.20	(.01)	.17
Total from Investment Operations	.05	.16	.39	.22	.31
Distributions:
Dividends from investment income—net	(.11)	(.14)	(.19)	(.23)	(.16)
Dividends from net realized
gain on investments	(.12)	(.07)	—	—	—
Total Distributions	(.23)	(.21)	(.19)	(.23)	(.16)
Net asset value, end of period	13.05	13.23	13.28	13.08	13.09
Total Return (%)[c]	.43	1.13	3.02	1.68	2.43	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.84	.84	.84	.86	[e]
Ratio of net expenses
to average net assets	.74	.79	.84	.84	.85	[e]
Ratio of net investment income
to average net assets	.82	1.06	1.47	1.75	1.81	[e]
Portfolio Turnover Rate	34.38	27.16	30.99	20.09	10.06
Net Assets, end of period ($ x 1,000)	49,911	61,862	47,011	47,008	33,246

a	From August 3, 2009 (commencement of initial offering) to March 31, 2010.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 27

FINANCIAL HIGHLIGHTS (continued)

		Year Ended March 31,
Class D Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.23	13.27	13.08	13.09	12.75
Investment Operations:
Investment income—net[a]	.13	.16	.21	.25	.28
Net realized and unrealized
gain (loss) on investments	(.06)	.03	.19	(.01)	.35
Total from Investment Operations	.07	.19	.40	.24	.63
Distributions:
Dividends from investment income—net	(.13)	(.16)	(.21)	(.25)	(.29)
Dividends from net realized
gain on investments	(.12)	(.07)	—	—	—
Total Distributions	(.25)	(.23)	(.21)	(.25)	(.29)
Net asset value, end of period	13.05	13.23	13.27	13.08	13.09
Total Return (%)	.58	1.36	3.10	1.84	4.98
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.69	.69	.70	.72
Ratio of net expenses
to average net assets	.59	.64	.69	.70	.72
Ratio of net investment income
to average net assets	.97	1.22	1.61	1.92	2.17
Portfolio Turnover Rate	34.38	27.16	30.99	20.09	10.06
Net Assets, end of period ($ x 1,000)	385,943	476,785	488,869	476,809	526,370

a Based on average shares outstanding at each month end.
See notes to financial statements.

		Year Ended March 31,
Class I Shares	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value, beginning of period	13.23	13.28	13.08	13.09	12.76
Investment Operations:
Investment income—net[a]	.14	.18	.23	.27	.28
Net realized and unrealized
gain (loss) on investments	(.06)	.01	.19	(.01)	.36
Total from Investment Operations	.08	.19	.42	.26	.64
Distributions:
Dividends from investment income—net	(.14)	(.17)	(.22)	(.27)	(.31)
Dividends from net realized
gain on investments	(.12)	(.07)	—	—	—
Total Distributions	(.26)	(.24)	(.22)	(.27)	(.31)
Net asset value, end of period	13.05	13.23	13.28	13.08	13.09
Total Return (%)	.60	1.46	3.26	1.96	5.03
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.63	.61	.60	.57	.59
Ratio of net expenses
to average net assets	.49	.55	.60	.57	.59
Ratio of net investment income
to average net assets	1.06	1.31	1.70	2.04	2.07
Portfolio Turnover Rate	34.38	27.16	30.99	20.09	10.06
Net Assets, end of period ($ x 1,000)	36,159	30,305	31,427	21,201	26,920
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS (continued)

	Period Ended
Class Y Shares	March 31, 2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.08
Investment Operations:
Investment income—net[b]	.11
Net realized and unrealized
gain (loss) on investments	.09
Total from Investment Operations	.20
Distributions:
Dividends from investment income—net	(.11)
Dividends from net realized gain on investments	(.12)
Total Distributions	(.23)
Net asset value, end of period	13.05
Total Return (%)	1.53	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.55	[d]
Ratio of net expenses to average net assets	.49	[d]
Ratio of net investment income
to average net assets	1.14	[d]
Portfolio Turnover Rate	34.38
Net Assets, end of period ($ x 1,000)	1

a	From July 1, 2013 (commencement of initial offering) to March 31, 2014.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Municipal Bond Fund (the “fund”) is the sole series of Dreyfus Premier Short-Intermediate Municipal Bond Fund (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting held on April 18, 2013, the Company’s Board of Trustees (the “Board”) approved, effective July 1, 2013, for the fund to offer Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class D, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Class I and Class Y shares are offered at net asset value generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

As of March 31, 2014, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding ClassY shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are categorized within Level 2 of the fair value hierarchy.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2014 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds†	—	470,200,201	—	470,200,201
† See Statement of Investments for additional detailed categorizations.

At March 31, 2014, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended March 31, 2014, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2014, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended March 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At March 31, 2014, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $263,971, undistributed ordinary income $46,273, undistributed capital gains $771,145 and unrealized appreciation $4,205,795.

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended March 31, 2014 and March 31, 2013 were as follows: tax-exempt income $4,907,346 and $7,023,195, ordinary income $25,563 and $93,566, and long-term capital gains $4,298,534 and $2,958,815, respectively.

During the period ended March 31, 2014, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $12,002, increased accumulated net realized gain (loss) on investments by $4,275 and increased paid-in capital by $7,727. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended March 31, 2014, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed, from April 1, 2013 through August 1, 2014, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .49% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $554,844 during the period ended March 31, 2014.

During the period ended March 31, 2014, the Distributor retained $4,183 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .10% of the value of its average daily net assets. During the period ended March 31, 2014, Class D shares were charged $421,774, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended March 31, 2014, Class A shares were charged $149,876, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended March 31, 2014, the fund was charged $68,887 for transfer agency services and $2,665 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $229.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended March 31, 2014, the fund was charged $42,624 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon for performing certain cash management services related to fund subscriptions and redemptions, including shareholder redemption draft processing, under a cash management agreement that was in effect until September 30, 2013 and, beginning October 1, 2013, compensates The Bank of New York Mellon for processing shareholder redemption drafts under a shareholder draft processing agreement. During the period ended March 31, 2014, the fund was charged $1,484 pursuant to the agreements, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended March 31, 2014, the fund was charged $9,125 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $202,629, Distribution Plan fees $33,181, Shareholder Services Plan fees $10,676, custodian fees $10,106, Chief Compliance Officer fees $2,285 and transfer agency fees $14,029, which are offset against an expense reimbursement currently in effect in the amount of $69,934.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2014, amounted to $172,935,405 and $248,919,802, respectively.

At March 31, 2014, the cost of investments for federal income tax purposes was $465,994,406; accordingly, accumulated net unrealized appreciation on investments was $4,205,795, consisting of $4,763,509 gross unrealized appreciation and $557,714 gross unrealized depreciation.

The Fund 39

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus Short-Intermediate Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Short-Intermediate Municipal Bond Fund (the sole series comprising Dreyfus Premier Short-Intermediate Municipal Bond Fund) as of March 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2014 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Short-Intermediate Municipal Bond Fund at March 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
May 22, 2014

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended March 31, 2014 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2014 calendar year on Form 1099-DIV which will be mailed in early 2015. Also, the fund hereby reports $.0007 per share as a short-term capital gain distribution and $.1177 per share as a long-term capital gain distribution paid on December 19, 2013.

PROXY RESULTS (Unaudited)

The Company held a special meeting of shareholders on December 6, 2013. The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect additional Board Members:
Gordon J. Davis†	23,222,029		661,666
Isabel P. Dunst†	23,213,228		670,467
Robin A Melvin†	23,219,031		664,664
Roslyn M. Watson†	23,219,730		663,965

† Each of the above Board Members were duly elected by shareholders at the Company’s December 6, 2013 shareholder meeting. Gordon J. Davis was an existing Board Member previously having been elected by the
Company’s Board. In addition, Joseph S. DiMartino,Whitney I. Gerard, Nathan Leventhal and Benaree Pratt
Wiley continue as Board Members of the Company.

The Fund 41

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (70)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and busi-
nesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 146
———————
Gordon J. Davis (72)
Board Member (2012)†
Principal Occupation During Past 5Years:
• Partner in the law firm of Venable LLP (2012-present)
• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)
Other Public Company Board Memberships During Past 5Years:
• Consolidated Edison, Inc., a utility company, Director (1997-present)
• The Phoenix Companies, Inc., a life insurance company, Director (2000-present)
No. of Portfolios for which Board Member Serves: 59
———————
Whitney I. Gerard (79)
Board Member (1989)†
Principal Occupation During Past 5Years:
• Partner in the law firm of Chadbourne & Parke LLP
No. of Portfolios for which Board Member Serves: 35
———————
Nathan Leventhal (71)
Board Member (2009)†
Principal Occupation During Past 5Years:
• Chairman of the Avery-Fisher Artist Program (1997-present)
• Commissioner, NYC Planning Commission (2007-2011)
Other Public Company Board Memberships During Past 5Years:
• Movado Group, Inc., Director (2003-present)
No. of Portfolios for which Board Member Serves: 49

Robin A. Melvin (50)
Board Member (2014)
Principal Occupation During Past 5Years:
• Board Member, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois (2013-present)
• Director, Boisi Family Foundation, a private family foundation that supports youth-serving orga-
nizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)
No. of Portfolios for which Board Member Serves: 115
———————
Roslyn M. Watson (64)
Board Member (2014)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 66
———————
Benaree Pratt Wiley (67)
Board Member (2009)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 66

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INTERESTED BOARD MEMBERS

J. Charles Cardona (58)
Board Member (2014)†
Principal Occupation During Past 5Years:
• President and a Director of the Manager, Executive Vice President of the Distributor, President
of Dreyfus Institutional Services Division
No. of Portfolios for which Board Member Serves: 35

J. Charles Cardona is deemed to be an “interest person” (as defined in the Act) of the fund as a result of his affiliation with The Dreyfus Corporation.
———————
Isabel P. Dunst (67)
Board Member (2014)
Principal Occupation During Past 5Years:
• Partner, Hogan Lovells LLP
No. of Portfolios for which Board Member Serves: 35

Isabel P. Dunst is deemed to be an “interest person” (as defined in the Act) of the fund as a result of her affil-
iation with Hogan Lovells LLP, which provides legal services to BNY Mellon and certain of its affiliates.
———————
† Whitney I. Gerard, Nathan Leventhal and Gordon J. Davis were elected as Board Members of the Company as of
December 6, 2013, effective January 1, 2014. J. Charles Cardona was elected as Board Member of the Company as of February 27, 2014.

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 69 investment companies (comprised of 146 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

J. CHARLES CARDONA, Executive Vice President since November 2001.

President and a Director of the Manager, Executive Vice President of the Distributor, President of Dreyfus Institutional Services Division, and an officer of 12 other investment companies (comprised of 19 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1981.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

The Fund 45

OFFICERS OF THE FUND (Unaudited) (continued)

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. From August 2005 to March 2013, Associate General Counsel,Third Avenue Management. She is 38 years old and has been an employee of the Manager since March 2013.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 62 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 70 investment companies (comprised of 171 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (70 investment companies, comprised of 171 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 65 investment companies (comprised of 166 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund 47

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $32,149 in 2013 and $32,792 in 2014.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,000         in 2013 and $14,321 in 2014. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,563 in 2013 and $3,093 in 2014. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2013 and $0 in 2014.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $339 in 2013 and $419 in 2014. These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $200,000 in 2013 and $0 in 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $43,308,358 in 2013 and $49,172,911 in 2014.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	May 22, 2014

By: /s/ James Windels
James Windels, Treasurer
Date:	May 22, 2014

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)